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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                  JUNE 17, 1999
                Date of Report (Date of earliest event reported)


                      WHITE MOUNTAINS INSURANCE GROUP, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                     1-8993               94-2708455
(State or other jurisdiction of      (Commission          (I.R.S. Employer
 incorporation or organization)      file number)         Identification No.)


               80 SOUTH MAIN STREET, HANOVER, NEW HAMPSHIRE 03755
                    (Address of principal executive offices)


                                 (603) 643-1567
              (Registrant's telephone number, including area code)



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This Amendment No. 1 amends and supplements the Form 8-K Current Report originally filed on June 17, 1999, relating to the Company's sale (the "Sale") of the following property and casualty insurance operations to Unitrin, Inc.:
(i) Valley Insurance Company, Valley Property & Casualty Insurance Company and certain related non-insurance affiliates; (ii) Charter Indemnity Company and certain related non-insurance subsidiaries; and (iii) White Mountains Insurance Company.

The Stock Acquisition Agreement dated February 10, 1999, which provided for the Sale was previously filed as Exhibit 10(n) to the Registrant's 1998 Form 10-K dated March 26, 1999.



ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

     Item 7 is hereby amended by adding the following information:

(b)  Pro Forma Financial Information.

     Unaudited pro forma condensed combined financial statements of the Registrant and its subsidiaries consisting of a pro forma balance sheet as of March 31, 1999, a pro forma income statement for the six months ended June 30, 1999, a pro forma income statement for the three months ended March 31, 1999 and a pro forma income statement for the twelve months ended December 31, 1998, together with the notes thereto, filed as Exhibit 99(c) hereto.

(c) Exhibits. The following exhibits are filed herewith:


    Exhibit No.                        Description
    -----------                        -----------

     99 (c) Unaudited pro forma condensed combined financial statements of the Registrant and its subsidiaries consisting of a pro forma balance sheet as of March 31, 1999, a pro forma income statement for the six months ended June 30, 1999, a pro forma income statement for the three months ended March 31, 1999 and a pro forma income statement for the twelve months ended December 31, 1998, together with the notes thereto.






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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          WHITE MOUNTAINS INSURANCE GROUP, INC.



Dated:  August 17, 1999                   By:  /s/
                                               -------------------------------
                                               Michael S. Paquette
                                               Senior Vice President and
                                                 Controller





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                                  EXHIBIT INDEX



   Exhibit No.                            Description
   -----------                            -----------


    99 (c) Unaudited pro forma condensed combined financial statements of the Registrant and its subsidiaries consisting of a pro forma balance sheet as of March 31, 1999, a pro forma income statement for the six months ended June 30, 1999, a pro forma income statement for the three months ended March 31, 1999 and a pro forma income statement for the twelve months ended December 31, 1998, together with the notes thereto.